UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301 Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s telephone number, including area code)

Not Appliable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On May 16, 2024, ProFrac Holding Corp., a Delaware corporation (the “Company”), announced that Lance Turner, the Chief Financial Officer, will resign from the Company, effective June 17, 2024. After June 17, pursuant to a consulting arrangement to be negotiated, Mr. Turner will work to support a successful transition to the new CFO, Austin Harbour. Mr. Turner’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices.

Appointment of Chief Financial Officer

Effective as of June 17, 2024, Austin Harbour, 43, will serve as the Chief Financial Officer of the Company.  Mr. Harbour worked in the energy & power investment banking group at Piper Sandler Companies from 2021 to 2024. He was previously with the firm from 2012 to 2015. During his career, Mr. Harbour has focused primarily on energy services and equipment, including advising on some of the largest M&A and restructuring transactions in the sector. Prior to joining Piper Sandler, Harbour served at Superior Energy Services as the CFO of its North American business from 2020 to 2021, worked at Lazard Freres from 2015 to 2020, and Bank of America Merrill Lynch from 2011 to 2012. Prior to business school, Mr. Harbour began his career with D.R. Horton, Inc. with the majority of his tenure in land acquisition and land development in the company’s Las Vegas Division. Harbour holds a Master of Business Administration degree from Texas A&M University and a bachelor’s degree from Texas Christian University.

Item 7.01             Regulation FD Disclosure.

On May 16, 2024, the Company issued a press release announcing the resignation of Mr. Turner and the appointment of Mr. Harbour as its Chief Financial Officer, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

This information is furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated May 16, 2024
104.1	Cover Page Interactive Data File (Embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

By:	/s/ Steven Scrogham
Name:	Steven Scrogham
Title:	Chief Legal Officer, Chief Compliance Officer and Corporate Secretary

Date: May 16, 2024